Vanguard Bond Funds

Supplement to the Prospectus and Summary Prospectus Dated May 28, 2010

Important change to Vanguard GNMA Fund

Effective immediately, Michael F. Garrett will become the sole portfolio manager of the GNMA Fund. The Fund’s investment objective, strategies, and policies remain unchanged.

Mr. Garrett, Senior Vice President and Fixed Income Portfolio Manager of Wellington Management Company, LLP, has worked in investment management since 1991. He has been with Wellington Management since 1999; assisted in managing the GNMA Fund from 1999 to 2009; and has co-managed the GNMA Fund since 2010. He holds a B.A. from Yale University.

© 2010 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.	PS36 062010

Vanguard Bond Funds

Supplement to the Statement of Additional Information Dated May 28, 2010

Important change to Vanguard GNMA Fund

Effective immediately, Michael F. Garrett will become the sole portfolio manager of the GNMA Fund. The Fund’s investment objective, strategies, and policies remain unchanged.

Mr. Garrett, Senior Vice President and Fixed Income Portfolio Manager of Wellington Management Company, LLP, has worked in investment management since 1991. He has been with Wellington Management since 1999, assisted in managing the GNMA Fund from 1999 to 2009, and has co-managed the GNMA Fund since 2010. He holds a B.A. from Yale University.

Statement of Additional Information Text Changes

On page B-48, the third and fourth paragraphs under the heading “1. Other Accounts Managed” are replaced with the following:

Michael F. Garrett manages the GNMA Fund; the Fund as of January 31, 2010, held assets of $36.3 billion. As of January 31, 2010, Mr. Garrett managed four other registered investment companies with total assets of $661 million; the advisory firm’s fee for one of these accounts, with total assets of $497 million, was based on account performance. Mr. Garrett also managed five other pooled investment vehicles with total assets of $2.2 billion (advisory fees based on account performance for one of these accounts with total assets of $497 million), and ten other accounts with total assets of $2 billion, as of January 31, 2010.

On page B-50 the final sentence of the third paragraph under the heading “3. Description of Compensation” is replaced with the following:

Messrs. Garrett and Hill are partners of the firm.

On page B-50, the statement under the heading “4. Ownership of Securities” is replaced with the following:

As of January 31, 2010, Mr. Garrett owned shares of the GNMA Fund within the $10,001–$100,000 range, Mr. Hong owned shares of the High-Yield Corporate Fund within the $100,001–$500,000 range, and Mr. Hill owned shares of the Long-Term Investment-Grade Fund within the $100,001–$500,000 range.

© 2010 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.	SAI028 062010